Accounts Receivable, net (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounts Receivable, net
Gross accounts receivables	$ 2,299,300	$ 2,887,317	$ 2,757,839
Distribution service fees	(114,073)	(398,968)	(339,094)
Chargebacks accrual	(2,946)	(2,462)	(1,960)
Cash discount allowances	(26,066)	(24,639)	(99,671)
Allowance for credit losses	(207,602)	(235,097)	(206,868)
Total accounts receivable, net	$ 1,948,613	$ 2,226,151	$ 2,110,246